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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 29, 1994

                               SUPERVALU INC.
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           (Exact name of registrant as specified in its charter)


         Delaware                        1-5418                 41-0617000
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(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)


            11840 Valley View Road
            Eden Prairie, Minnesota                         55344
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    (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code (612) 828-4000
                                                         --------------



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        (Former name or former address, if changed since last report)
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Item 5.    Other Events.
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          On June 29, 1994, the Registrant issued a news release with respect to its results of operations for its first quarter ended June 18, 1994.

Item 7.    Financial Statements and Exhibits.
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             (c)  Exhibits.

             The following exhibit is filed herewith:

        99.1 News Release of the Registrant, dated June 29, 1994.

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 14, 1994

                                            SUPERVALU INC.


                                            By:    /s/ ISAIAH HARRIS
                                               -------------------------------
                                                 Isaiah Harris
                                                 Vice President and Controller


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                                EXHIBIT INDEX



   99.1     News Release of the Registrant, dated June 29, 1994.

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